BANCORPSOUTH, INC. Financial Information As of and for the Three Months Ended September 30, 2017 Exhibit 99.2

Forward Looking Statements

Certain statements contained in this this presentation and the accompanying slides may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,”
“foresee,” “hope,” “intend,” “may,” “might,” “plan,” “will,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the
Reorganization, the proposed impact of the Reorganization on the Bank, the ability of the Company and the Bank to close the Reorganization in a timely manner or at all, the terms, timing and closings of the proposed mergers with Ouachita Bancshares Corp.
and Central Community Corporation, the acceptance by customers of Ouachita Bancshares Corp. and Central Community Corporation
of
the Company’s products and services if the proposed mergers close, the Company’s ability to operate its regulatory compliance programs consistent with federal, state, and local laws, including its Bank Secrecy Act (“BSA”) and anti-money laundering (“AML”) compliance program and its fair lending compliance program, the Company’s compliance with the consent order it entered into with the Consumer Financial Protection Bureau and the United States Department of Justice related to the Company’s fair lending practices (the “Consent Order”), amortization expense for intangible assets, goodwill impairments, loan impairment, utilization of appraisals and inspections for real estate loans, maturity, renewal or extension of construction, acquisition and development loans, net interest revenue, fair value determinations, the amount of the Company’s non-performing loans and leases, credit quality, credit losses, liquidity, off-balance sheet commitments and arrangements, valuation of mortgage servicing rights, allowance and provision for credit losses, early identification and resolution of credit issues, utilization of non-GAAP financial measures, the ability of the Company to collect all amounts due according to the contractual terms of loan agreements, the Company’s reserve for losses from representation and warranty obligations, the Company’s foreclosure process related to mortgage loans, the resolution of non-performing loans that are collaterally dependent, real estate values, fully-indexed interest rates, interest rate risk, interest rate sensitivity, the impact of interest rates on loan yields, calculation of economic value of equity, impaired loan charge-offs, diversification of the Company’s revenue stream, the growth of the Company’s insurance business and commission revenue, the growth of the Company’s customer base and loan, deposit and fee revenue sources, the Company’s ability to efficiently manage capital, liquidity needs and strategies, sources of funding, net interest margin, declaration and payment of dividends, the utilization of the Company’s share repurchase program, the implementation and execution of cost saving initiatives, improvement in the Company’s efficiencies, operating expense trends, future acquisitions and consideration to be used therefor and the impact of certain claims and ongoing, pending or threatened litigation, administrative and investigatory matters.
The Company cautions readers not to place undue reliance on the forward-looking statements contained in this this presentation and the accompanying slides, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors may include, but are not limited to, the Company’s ability to operate its regulatory compliance programs consistent with federal, state, and local laws, including its BSA/AML compliance program and its fair lending compliance program, the Company’s ability to successfully implement and comply with the Consent Order, the ability of the Company, Ouachita Bancshares Corp. and Central Community Corporation to obtain regulatory approval of and close the proposed mergers, the willingness of Ouachita Bancshares Corp. and Central Community Corporation to proceed with the proposed mergers, the potential impact upon the Company of the delay in the closings of these proposed mergers, the ability of the Company and the Bank to complete the Reorganization, the ability of the Company and the Bank to satisfy the conditions to the completion of the Reorganization, including the receipt of regulatory approvals required for the Reorganization, the ability of the Company and the
Bank to meet expectations regarding the timing, completion and accounting and tax treatments of the Reorganization, the possibility that any of the anticipated benefits of the Reorganization will not be realized or will not be realized as expected, the failure of the Reorganization to close for any other reason, the possibility that the Reorganization may be more expensive to complete than anticipated, including as a result of unexpected factors or events, the lack of availability of the Bank’s filings mandated by the
Exchange Act from the SEC’s publicly available website after the closing of the Reorganization, the impact of any ongoing, pending or threatened litigation, administrative and investigatory matters involving the Company, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, limitations on the Company’s ability to declare and pay dividends, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd-Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic and environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the
impact of the loss of any key Company personnel, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the growth of the Company’s insurance  business and commission revenue, the growth of the Company’s loan, deposit and fee revenue sources, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third-party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the utilization of the Company’s share repurchase program, the implementation and execution of cost savings initiatives, other factors generally understood to affect the assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations of financial services companies and other factors detailed from time to time in the Company’s press and news releases, and this presentation and the accompanying slides, reports and other filings with the SEC.  Forward-looking statements speak only as of the date that they were made, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this this presentation and the accompanying slides.

Q3 Highlights

As of and for the three months ended September 30, 2017
All non-GAAP measures defined and/or reconciled in quarterly earnings releases
Net
income of $39.5 million, or $0.43 per diluted share
Net
operating
income
–
excluding
MSR
–
of
$39.6
million,
or
$0.43
per
diluted
share
Net interest margin increased to 3.58 percent
Credit quality remained strong; recorded provision for credit losses of $0.5 million for the quarter
Total operating expense declined compared to the second quarter of 2017 and the third
quarter
of
2016
and
operating
efficiency
ratio
–
excluding
MSR
–
improved
to
67.2 percent
Repurchased 699,888 shares of outstanding common stock at a weighted average price of $28.99 per share
Announced
corporate
entity
restructuring
–
proposed
elimination
of
holding
company structure

Recent Quarterly Results

Dollars in millions, except per share data
All non-GAAP measures defined and/or reconciled in quarterly earnings releases
NM –
Not Meaningful
9/30/17
6/30/17
9/30/16
vs
6/30/17
Net interest revenue
120.6
$
117.5
$
114.6
$
2.6
%
5.2
%
Provision for credit losses
0.5
1.0
0.0
NM
NM
Noninterest revenue
66.0
68.1
69.7
(3.2)
(5.3)
Noninterest expense
126.9
127.6
128.3
(0.5)
(1.1)
Income before income taxes
59.1
57.1
55.9
3.6
5.7
Income tax expense
19.6
19.2
18.1
2.2
8.1
Net income
39.5
$
37.9
$
37.8
$
4.3
%
4.5
%
Plus: Non-operating items, net of tax
(0.0)
(0.0)
-
NM
NM
Net operating income
39.5
$
37.9
$
37.8
$
4.4
%
4.5
%
Less:  MSR market value adjustment, net of tax
(0.0)
(0.9)
1.1
NM
NM
Net operating income -
excluding MSR
39.6
$
38.8
$
36.7
$
1.9
%
7.8
%
Net income per share:  diluted
0.43
$
0.41
$
0.40
$
4.9
%
7.5
%
Operating earnings per share -
excluding MSR
0.43
$
0.42
$
0.39
$
2.4
%
10.3
%
Three Months Ended
% Change
vs 9/30/16

Noninterest Revenue

Dollars in thousands
NM –
Not Meaningful
9/30/17
6/30/17
9/30/16
vs 6/30/17
Mortgage production & servicing revenue
6,955
$
7,643
$
9,274
$
(9.0)
%
(25.0)

%
MSR valuation adjustment
(46)
(1,509)
1,813
NM
NM
Credit card, debit card and merchant fees
9,346
9,565
9,292
(2.3)
0.6

Deposit service charges
10,388
9,706
11,313
7.0
(8.2)

Insurance commissions
28,616
31,126
28,194

(8.1)
1.5

Wealth management
5,386
5,275
5,312
2.1
1.4

Other
5,315
6,324
4,475
(16.0)
18.8

        Total noninterest revenue
65,960
$
68,130
$
69,673
$
(3.2)
%
(5.3)

%
% of total revenue
35.4%
36.7%
37.8%
Three Months Ended
% Change
vs 9/30/16

Dollars in thousands
NM –
Not Meaningful
Noninterest Expense
9/30/17
6/30/17
9/30/16
vs 6/30/17
Salaries and employee benefits
81,415
$
81,597
$
80,884
$
(0.2)
%
0.7

%
Occupancy, net of rental income
10,343

10,455

10,412

(1.1)
(0.7)

Equipment
3,352

3,438

3,423

(2.5)
(2.1)

Deposit insurance assessments
2,499

2,261

3,227

10.5
(22.6)

Advertising & public relations
1,860

1,691

1,643

10.0
13.2

Foreclosed property expense
447

960

859

(53.4)
(48.0)

Data processing, telecom & computer software
11,208

11,376

11,120

(1.5)
0.8

Amortization of intangibles
994

1,010

923

(1.6)
7.7

Legal
1,016

1,330

1,064

(23.6)
(4.5)

Postage and shipping
1,050

1,080

1,059

(2.8)
(0.8)

Other miscellaneous expense
12,719

12,355

13,703

2.9
(7.2)

        Total noninterest expense
126,903

127,553

128,317

(0.5)
%
(1.1)

%
Three Months Ended
% Change
vs 9/30/16

Dollars in millions
Deposits and Customer Repos
9/30/17
6/30/17
9/30/16
Noninterest bearing demand
3,414
$
3,390
$
3,308
$
2.8

%
3.2

%
Interest bearing demand
4,925

5,096

4,877

(13.3)
1.0

Savings
1,638

1,630

1,533

1.9

6.8

Other time
1,798

1,822

1,871

(5.2)

(3.9)

Customer Repos
421

400

469

21.1

(10.2)
Total Deposits & Customer Repos
12,197
$
12,338
$
12,059
$
(4.5)

%
1.1

%
As of
% Change
Annualized
vs 6/30/17
vs 9/30/16

Dollars in millions
Net loans and leases
Loan Portfolio
As of
9/30/17
6/30/17
9/30/16
Commercial and industrial
1,506
$
1,566
$
1,616
$
(15.2)
%
(6.8)

%
Real estate:
Consumer mortgages
2,826

2,776

2,611

7.2

8.2

Home equity
627

625

623

1.3

0.7

Agricultural
247

246

242

2.5

2.1

Commercial and industrial-owner occupied
1,835

1,795

1,668

8.9

10.0

Construction, acquisition and development
1,176

1,157

1,121

6.5

4.9

Commercial
2,336

2,342

2,241

(0.9)

4.3

Credit Cards
105

104

107

1.7

(2.6)

Other
396

407

428

(10.6)
(7.5)

Total
11,056
$
11,019
$
10,659
$
1.3

%
3.7

%
vs 9/30/16
% Change
vs 6/30/17
Annualized

Recorded provision for credit losses of $0.5 million for the quarter
Low levels of net charge-offs
0.09 percent annualized for the third quarter
0.08 percent annualized year-to-date as of September 30, 2017
Continued improvement in non-performing loans (“NPLs”) and non-performing assets (“NPAs”)
NPLs declined to 0.59 percent of net loans and leases from 0.85 percent one year ago
NPAs declined to 0.64 percent of net loans and leases from 0.96 percent one year ago
Other real estate owned declined to under $6 million at September 30, 2017
Credit Quality Highlights
As of September 30, 2017

Dollars in thousands
Mortgage and Insurance Revenue
Mortgage Lending Revenue
9/30/17
6/30/17
3/31/17
12/31/16
9/30/16
Origination revenue
4,809
$
5,771
$
5,117
$
3,335
$
6,973
$
Servicing revenue
4,648

4,697

4,815

4,673

4,639

MSR payoffs/paydowns
(2,502)

(2,825)

(1,876)

(2,447)

(2,338)

MSR valuation adjustment
(46)

(1,509)

934

11,242

1,813

Total mortgage banking revenue
6,909
$
6,134
$
8,990
$
16,803
$
11,087
$
Production volume
342,404
$
385,896
$
287,789
$
395,850
$
478,179
$
Purchase money production
263,000
$
307,000
$
195,800
$
263,700
$
342,800
$
Mortgage loans sold
313,641
$
264,116
$
260,128
$
379,854
$
424,181
$
Margin on loans sold
1.53%
2.19%
1.97%
0.88%
1.64%
Current pipeline
232,737
$
270,989
$
249,971
$
256,923
$
340,117
$
Mortgage originators
148
148
139
135
147
Insurance Commission Revenue
Property and casualty commissions
21,086
$
22,363
$
19,755
$
19,098
$
20,927
$
Life and health commissions
6,134

6,623

6,465

5,757

5,897

Risk management income
703

600

648

610

674

Other
693

1,540

6,072

244

696

Total insurance commissions
28,616
$
31,126
$
32,940
$
25,709
$
28,194
$
Three Months Ended

Highlights
Increase in net interest margin
Improvement in operating efficiency
Repurchased 699,888 shares of common stock
Proposed elimination of holding company structure
Received CRA rating of “Satisfactory”
Current Focus
Q & A
Summary
Continue to grow –
loans, deposits, and fee revenue sources
Challenge expenses and continue to improve efficiency
Efficiently manage capital